SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 1, 1999

                               ALBARA CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


                0-20786                                 84-1076959
        (Commission File Number)         (I.R.S. Employer Identification Number)


    610 South Frazier, Conroe, Texas                       77301
(Address of Principal Executive Offices)                (Zip Code)


                                 (409) 539-2992
              (Registrant's Telephone Number, Including Area Code)

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INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

(i) Reference is made to the press release issued to the public by the Registrant on October 22, 1999, the text of which is attached hereto as Exhibit 99.1, including a description of the events reported pursuant to this Form 8-K.


ITEM 7. EXHIBITS

      Exhibit No.        Exhibit

      10.20 Plan and Agreement of Merger of Albara Corporation and Leapfrog Smart Products, Inc.

      99.10              Text of press release dated October 22, 1999


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ALBARA CORPORATION


                                   /s/ Real Provencher


                                   By:_________________________